UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 31, 2017

THE ALKALINE WATER COMPANY INC.
Exact name of registrant as specified in its charter)

Nevada	000-55096	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14646 N. Kierland Blvd., Suite 255
Scottsdale, Arizona 85254
 (Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.
On October 31, 2017, our company, Lifewater Industries, LLC, Wright Investment Group, LLC, Richard A. Wright, our president, chief executive officer and director, David Guarino, our chief financial officer, secretary, treasurer and director, entered into a Settlement Agreement and Mutual Release of Claims (the “Brown Settlement Agreement”) with Chris Brown and McDowell 78, LLC.
Chris Brown and McDowell 78, LLC alleged multiple claims and allegations for breaches of various oral promises during the past five years against our company, Steve Nickolas, the Nickolas Family Trust, Richard A. Wright, Wright Investment Group, LLC, Lifewater Industries, LLC and WiN Investments, LLC.
The Brown Settlement Agreement provides, among other things, the following:
1.
As soon as commercially practicable after the full execution of the Brown Settlement Agreement and for no additional consideration, we will issue 150,428 shares of our common stock to McDowell 78, LLC’s designee, Qualified Development & Management, LLC; and

2.	The parties also agreed to mutual release of claims.

Lifewater Industries, LLC, WiN Investments, LLC and Wright Investment Group, LLC are entities controlled by Richard A. Wright.
We intend to issue 150,428 shares of our common stock to Qualified Development & Management, LLC relying on the registration exemption provided for in Section 4(a)(2) of the Securities Act of 1933.
The proposed share issuance is subject to the approval of the TSX Venture Exchange.
Item 3.02 Unregistered Sales of Equity Securities.
The information contained in Item 1.01 of this current report on Form 8-K is responsive to this item.
Item 8.01 Other Events.
A news release dated June 19, 2018 is furnished herewith.
Item 9.01  Financial Statements and Exhibits
(d) Exhibits
10.1	Settlement Agreement and Mutual Release of Claims dated October 31, 2017
99.1	News Release dated June 19, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Richard A. Wright
Richard A. Wright
President, Chief Executive Officer and Director

June 19, 2018

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